UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22749
(Investment Company Act file number)

Resource Real Estate Diversified Income Fund
(Exact name of registrant as specified in charter)

One Crescent Drive, Suite 203
Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

Shelle Weisbaum
Resource Real Estate, Inc.
1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
 (Name and address of agent for service)

Copy to:

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Registrant's telephone number, including area code: (215) 231-7050

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Statements of Cash Flows	17
Financial Highlights
Class A	18
Class C	19
Class W	20
Class I	21
Class U	22
Class T	23
Class D	24
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Additional Information	36
Trustees & Officers	38
Privacy Notice	40

Resource Real Estate Diversified Income Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Dear Shareholders:

We are pleased to present you with the Resource Real Estate Diversified Income Fund (the “Fund”) Annual Report for the 2016 fiscal year. We are also proud to report that the Fund continued to grow, and over the last six months of operations we have continued to deliver value to shareholders by:

●	Providing our investors access to a diversified portfolio of both private and public real estate investments across the capital structure.
●
Delivering a consistent distribution rate. As of the quarter ended September 30, 2016, our annualized distribution rate on the Class A share was 5.87%[1]. We have paid a consistent distribution for 14 straight quarters.

●	Providing total return and low volatility. The Fund continued to experience significantly lower volatility than publicly traded REIT indices[1].

Investment Philosophy and Process
As the Fund’s Advisor, Resource Real Estate has maintained a consistent approach to investing the Fund’s capital. Our investment focus remains exclusively on high quality real estate investments. Our investable universe broadly encompasses three main strategies: Traded Equity (US and international REITs), Real Estate Credit (preferred REIT equity and bonds) and Direct Real Estate (including Private Equity and Non‐traded REITs). Each investment type offers relative advantages. For instance, publicly traded REITs offer higher levels of growth and liquidity. Direct real estate offers higher levels of capital stability and attractive income. Real estate credit can offer higher security and income.

As the Advisor, our first decision is to determine the appropriate balance within the Fund among these three real estate investment strategies. We base this decision upon where we see the best relative value in the context of achieving the Fund’s strategic objectives.

Investment Environment
The second half of the Fund’s fiscal year was generally characterized by stability in the financial markets as global macro concerns regarding China and the commodities markets faded. Consistent job creation averaging 174,500 per month over the six month period was a key factor in restoring investor faith in a slow growth economic trajectory. During the same time, credit spreads on the Bank of America Merrill Lynch US High Yield Index also tightened by approximately 200 basis points (bps) as another indicator of investor confidence. Our investment thesis assumes a modest rise in interest rates towards the end of 2016 and into 2017 as excess capacity is gradually absorbed.

The US real estate markets also continued to deliver solid results over the second half of the Fund’s fiscal year. While there were exceptions, US REITs mostly reported consistent earnings growth, with net operating income for the industry up nearly 7% year over year as of September 30, 20162. As a result, after rallying by more than 10% in March, the NAREIT index generated an additional total return of over 6% during the second half of the Fund’s fiscal year.

Notwithstanding strong performance overall, some cautionary signs emerged during this time. Especially in gateway markets such as San Francisco, Los Angeles, Boston, New York and Miami, the supply of high end apartment buildings, office buildings and hotels has increased in a manner that could dampen growth in rents. For example, annual office supply growth in the Bay Area is above the national average of 1.5%, while leasing velocity and has slowed compared to 2014 and 2015 and job growth fell below 3% for the first time since 2011. Retail, especially second tier malls, also remain under pressure due to shifting consumer preferences and the shift towards online shopping.

Fund Performance
The Fund was well positioned relative to market conditions over the past six months and continued delivering on its objectives of providing attractive current income and lower volatility than the broader equity markets for its shareholders. Through the end of September 2016, the Fund has paid a consistent distribution for 14 straight quarters1, which corresponded to an annualized rate of 5.87% for the most recent quarter ended September 30, 2016. In addition, for the six months ended September 30, 2016, the Fund’s volatility (as measured by standard deviation) was 6.54% compared to 11.92% for the S&P500 and 14.18% for the NAREIT index.

The Fund had a total return of 9.76% for the second half of the fiscal year as all three of the Fund’s primary investment strategies advanced. Rising values in the Traded Equity strategy was the primary driver of performance. Private Equity funds within the Direct Real Estate Strategy and REIT Preferreds within the Real Estate Credit strategy also made material contributions to the aggregate result.

Investment Positioning
Aside from a few market hiccups driven by external factors such as Brexit4, the US real estate securities markets remained buoyant during the second half of the Fund’s fiscal year. In fact, solid second quarter earnings paired with a benevolent rates outlook drove the NAREIT to a ten year high in August.

Annual Report | September 30, 2016	1

Resource Real Estate Diversified Income Fund	Shareholder Letter

September 30, 2016 (Unaudited)

The Fund benefitted from this strong market but also took advantage of market conditions to enhance positioning for the future. As valuations rose, we reduced the Fund’s exposure to real estate public and private equity while increasing exposure to real estate credit securities. These credit positions, such as REIT preferred securities, are more senior in the capital structure and should be less exposed to a deceleration of growth in earnings while still providing an attractive yield.

Within the public equity portfolio, we also took advantage of market conditions to exit some larger capitalization and more expensive positions in favor of smaller companies with higher yields and lower multiples to NAV. We especially sought to limit our exposure to those companies with concentrations in high end apartments and offices in gateway markets.

Finally, we remain vigilant regarding interest rates. While inflation in the US remains below 2%, there have been some nascent indications of firming in the global economy and the trend for interest rates is uncertain. We know that a sudden movement can have a dramatic impact on income oriented investments such as real estate and continue to take steps to insulate the Fund’s portfolio. In addition to reducing the portfolio’s weighting to public equities, we employ a number of strategies to hedge our exposure to interest rates such as investing in shorter tenors within our credit portfolio and buying REITs with floating rate exposure.

Our focus remains on providing current income and lower volatility by appropriately balancing our portfolio across private real estate equity, public real estate equity and real estate credit. At the same time, our commitment to thorough fundamental research enhances our security selection within each of those three strategies. In combination, we believe that our approach will allow us to continue to deliver on our key investment objectives over the course of the next year and beyond.

Thank you for being a shareholder of the Resource Real Estate Diversified Income Fund.

Sincerely,

John Snowden
Global Portfolio Manager
Resource Real Estate Diversified Income Fund

[1]	Volatility for the Resource Real Estate Diversified Income Fund was 8.19% for the year ending September 30, 2016, as compared to 16.08% for the FTSE NAREIT U.S. Real Estate Index Series.

[2]	NAREIT T-Tracker Q3 2016 report

[3]
The FTSE NAREIT U.S. Real Estate Index Series (FNERTR) is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy.

[4]	Brexit is an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

To calculate the quarterly distribution, the Fund’s management will take the income received from the Fund’s portfolio, subtract expenses and divide the result by the total number of shares the Fund’s investors own. The annualized distribution represents a single distribution from the Fund and does not represent the total returns of the Fund. A portion of our distribution has been comprised of a return of capital because certain Fund investments have included preferred and common equity investments, which may include a return of capital. Distributions are not guaranteed.

Bank of America Merrill Lynch U.S. High Yield Index (H0A0) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. One cannot directly invest in an index.

A basis point is a unit of measure that is equal to 1/100th of 1%.

2	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio Update

September 30, 2016 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2016*, compared to its benchmark:

Resource Real Estate Diversified Income Fund	6 Month**	1 Year	3 Year	Since Inception	Inception
Class A Shares – Without Load	9.51%	11.09%	9.45%	6.90%	3/12/2013
Class A Shares – With Load	2.40%	3.89%	7.32%	5.13%	3/12/2013
Class C Shares – Without Load	9.00%	10.15%	–	6.60%	8/1/2014
Class C Shares – With Load	7.33%	8.50%	–	5.87%	8/1/2014
Class W Shares	9.14%	10.46%	–	6.57%	11/21/2014
Class I Shares	8.67%	10.12%	–	6.73%	8/1/2014
Class U Shares – Without Load [1]	9.51%	10.98%	–	4.71%	2/12/2015
Class U Shares – With Load	2.40%	3.79%	–	0.51%	2/12/2015
Class T Shares – Without Load [2]	9.01%	10.05%	–	3.81%	2/12/2015
Class T Shares – With Load	7.34%	8.39%	–	2.86%	2/12/2015
Class D Shares[3]	9.14%	10.35%	–	4.17%	2/12/2015
Wells Fargo® Hybrid and Preferred Securities REIT Index	5.38%	11.06%	10.44%	7.02%	3/12/2013

*	Returns for periods greater than one year are annualized.
**	Returns shown are for the period, April 1, 2016 to September 30, 2016 and include adjustments in accordance with accounting principles generally accepted in the United States of America.
[1]
Returns shown prior to 2/12/2015 are based on the returns of RREDX Class A Shares. If Class U Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

[2]
Returns shown prior to 2/12/2015 are based on the returns of CRREX Class C Shares. If Class T Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

[3]
Returns shown prior to 2/12/2015 are based on the returns of WRREX Class W Shares. If Class D Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

The Wells Fargo® Hybrid and Preferred Securities REIT (“WHPSR”) Index is designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts. The WHPSR Index is composed exclusively of preferred shares and depositary shares. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expense, including underlying funds before fee waivers is 3.30% for Class A, 4.05% for Class C, 3.80% for Class W, 3.05% for Class I, 3.30% for Class U, 4.05% for Class T and 3.80% for Class D shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 2.24% for Class A, 2.99% for Class C, 2.74% for Class W, 1.99% for Class I, 2.24% for Class U, 2.99% for Class T and 2.74% for Class D shares. Class A and Class U shares are subject to a maximum sales load of 6.50% imposed on purchases. Class T shares are subject to a maximum sales load of 1.50% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Annual Report | September 30, 2016	3

Resource Real Estate Diversified Income Fund	Portfolio Update

September 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2016

Asset Type	Percent of Net Assets
Real Estate Investment Trusts - Common Stocks	82.43%
Real Estate Investment Trusts - Preferred Stocks	25.68%
Bonds & Notes	16.44%
Private Investment Funds	1.49%
Common Stock	1.00%
Short Term Investments	0.61%
Purchased Options	0.53%
Total Investments	128.18%
Liabilities in Excess of Other Assets	-28.18%
Net Assets	100.00%

4	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2016

Principal ($)		Value
	BONDS & NOTES (16.44%)
	ASSET BACKED SECURITIES (1.57%)
1,750,000	ACA CLO 2007-1, Ltd., 0.000% 06/15/2022(a)(b)	$384,324
2,000,000	Z Capital Credit Partners CLO 2015-1, Ltd., 6.649% 07/16/2027(c)	1,822,556
		2,206,880
	COMMERCIAL MORTGAGE BACKED SECURITIES (14.87%)
200,000	Banc of America Commercial Mortgage Trust 2006-4, 5.734% 07/10/2046(c)(d)	187,790
2,160,000	Banc of America Commercial Mortgage Trust 2007-3, 5.723% 06/10/2017(c)	2,156,744
320,000	CD 2007-CD5 Mortgage Trust, 6.320% 11/15/2017(c)	318,998
32,093	Commercial Mortgage Trust 2005-GG5, 5.644% 04/10/2037(c)(d)	32,071
1,000,000	Commercial Mortgage Trust 2006-C8, 5.377% 12/10/2016	977,502
4,100,000	Commercial Mortgage Trust 2007-C9, 6.007% 07/10/2017(a)(c)	3,865,131
1,445,817	EuroProp EMC SA 2006-4, Class A, 8.000% 04/30/2013(c)(e)	1,843,421
2,973,248	EuroProp EMC SA 2006-4, Class B, 8.000% 04/30/2013(c)(e)	334,000
649,218	EuroProp EMC SA 2006-6, Class B, 0.000% 04/30/2017(b)	520,537
2,200,000	Hypo Real Estate Bank International AG, 0.596% 03/20/2022(c)	270,896
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.735% 12/15/2044(c)	994,032
40,353	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6, 5.844% 04/15/2043(c)	40,331
2,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20, 6.285% 09/12/2017(c)	2,000,915
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD12, 6.207% 08/15/2017(c)	2,734,011
300,000	LB-UBS Commercial Mortgage Trust 2007-C1, 5.514% 02/15/2040	299,729
500,000	Morgan Stanley Capital I Trust 2006-HQ8, 5.591% 03/12/2044(c)	457,072
1,700,000	Morgan Stanley Capital I Trust 2007-HQ11, 5.538% 02/12/2044(c)(d)	1,571,716
2,000,000	Wachovia Bank Commercial Mortgage Trust 2006- C25, 6.010% 05/15/2043(c)	1,995,099
250,000	Wachovia Bank Commercial Mortgage Trust 2007- C31, 5.660% 04/15/2017(c)	250,404
		20,850,399
	TOTAL BONDS & NOTES (Cost $25,748,554)	23,057,279

Shares
	COMMON STOCKS (1.00%)
	BUSINESS DEVELOPMENT COMPANIES (1.00%)
59,315	Ares Capital Corp.(d)	919,383
34,583	New Mountain Finance Corp.(d)	475,862
		1,395,245
	TOTAL COMMON STOCKS (Cost $1,495,590)	1,395,245

See Notes to Financial Statements.

Annual Report | September 30, 2016	5

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2016

Shares		Value
	PREFERRED STOCKS (25.68%)
	REAL ESTATE INVESTMENT TRUSTS (25.68%)
44,000	American Homes 4 Rent, Series E, 6.350%(d)	$1,142,240
118,328	Annaly Capital Management, Inc., Series D, 7.500%(d)	2,987,782
60,000	Ares Management LP, Series A, 7.000%(d)	1,560,000
122,984	ARMOUR Residential REIT, Inc., Series B, 7.875%(d)	2,858,148
120,000	City Office REIT, Inc., Series A, 6.625%	2,978,400
70,953	Colony Capital, Inc., Series C, 7.125%(d)	1,758,215
9,820	Digital Realty Trust, Inc., Series H, 7.375%(d)	269,952
10,305	Digital Realty Trust, Inc., Series F, 6.625%(d)	266,178
132,095	Five Oaks Investment Corp., 8.750%(c)(d)	3,135,935
57,000	Gladstone Commercial Corp., Series D, 7.000%(d)	1,447,230
100,000	Monmouth Real Estate Investment Corp., Series C, 6.125%(d)	2,585,000
55,316	New York Mortgage Trust, Inc., Series C, 7.875%(d)	1,301,032
36,497	NorthStar Realty Finance Corp., Series D, 8.500%(d)	939,433
121,289	NorthStar Realty Finance Corp., Series E, 8.750%	3,092,870
20,700	NorthStar Realty Finance Corp., Series C, 8.875%(d)	528,471
17,464	Pennsylvania Real Estate Investment Trust, Series B, 7.375%(d)	455,548
10,672	PS Business Parks, Inc., Series S, 6.450%(d)	271,602
10,127	Retail Properties of America, Inc., Series A, 7.000%(d)	261,783
120,000	Sotherly Hotels, Inc., Series B, 8.000%(d)	3,150,000
25,000	STAG Industrial, Inc., Series C, 6.875%(d)	673,000
7,391	STAG Industrial, Inc., Series A, 9.000%(d)	185,958
34,000	UMH Properties, Inc., Series B, 8.000%(d)	940,100
6,173	Washington Prime Group, Inc., Series I, 6.875%(d)	161,980
120,000	Wheeler Real Estate Investment Trust, Inc., Series D, 8.750%	3,060,000
		36,010,857
	TOTAL PREFERRED STOCKS (Cost $33,982,521)	36,010,857

	REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (82.43%)
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (9.22%)(f)
2,981	American Realty Capital Healthcare Trust II(g)	65,075
4,839	Cole Credit Property Trust IV, Inc.(g)	44,806
164,930	Cole Real Estate Income Strategy (Daily NAV), Inc., Class I	3,029,761
37,823	Corporate Property Associates 18 Global, Inc., Class A(g)	295,395
191,111	Corporate Property Associates 18 Global, Inc., Class C(g)	1,496,400
30,292	Dividend Capital Diversified Property Fund	226,588
446,837	Highlands REIT, Inc.(g)	160,861
446,837	InvenTrust Properties Corp.(g)	1,523,715
265,355	Jones Lang LaSalle Income Property Trust, Inc.	2,985,239
321,623	NorthStar Healthcare Income, Inc.(g)	2,630,880
37,429	NorthStar Real Estate Income II, Inc.(g)	321,145
14,984	Phillips Edison Grocery Center REIT I, Inc.(g)	150,141
		12,930,006

See Notes to Financial Statements.

6	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2016

Shares		Value
	PRIVATE REAL ESTATE INVESTMENT TRUSTS (29.70%)(f)
480,678	Charter Hall Direct VA Trust	$425,535
4,153	Clarion Gables Multifamily Trust, LP	4,818,807
3,882	Clarion Lion Industrial Trust	5,759,625
11,362	Clarion Lion Properties Fund, LP	15,374,139
2,102,757	Clarion Ventures	2,046,113
38,601	Cornerstone Patriot Fund, LP	4,686,509
67,940	Cottonwood Residential, Inc.	1,121,017
3,000,000	Guggenheim US Property Private REIT	3,008,801
40,000	Reverse Mortgage Investment Trust, Inc.(a)(d)(g)	350,000
169	UBS Trumbull LP	2,011,836
191	UBS Trumbull Property Fund	2,038,520
		41,640,902
	TRADED REAL ESTATE INVESTMENT TRUSTS (43.51%)
216,260	Arlington Asset Investment Corp., Class A(d)	3,198,485
141,746	Blackstone Mortgage Trust, Inc., Class A(d)	4,174,420
201,734	CBL & Associates Properties, Inc.(d)	2,449,051
187,834	City Office REIT, Inc.(d)	2,391,127
55,993	Colony Capital, Inc., Class A(d)	1,020,752
163,700	Communications Sales & Leasing, Inc.(d)	5,141,817
11,261	Digital Realty Trust, Inc.(d)	1,093,668
30,584	EPR Properties, Inc.(d)	2,408,184
20,571	Extra Space Storage, Inc.(d)	1,633,543
261,760	Five Oaks Investment Corp.(d)	1,486,797
350,000	Global Medical REIT, Inc.(d)	3,416,000
46,667	Great Ajax Corp.(d)	637,005
533,623	Independence Realty Trust, Inc.(d)	4,802,607
145,500	Lexington Realty Trust(d)	1,498,650
175,000	MedEquities Realty Trust, Inc.(a)(f)	2,056,250
120,111	Medical Properties Trust, Inc.(d)	1,774,040
26,700	National Storage Affiliates Trust(d)	559,098
264,700	New Residential Investment Corp.(d)	3,655,507
191,500	New Senior Investment Group, Inc.(d)	2,209,910
26,920	Omega Healthcare Investors, Inc.(d)	954,314
160,277	Orchid Island Capital, Inc.(d)	1,670,086
31,199	Pebblebrook Hotel Trust(d)	829,893
57,242	RLJ Lodging Trust(d)	1,203,799
103,260	STAG Industrial, Inc.(d)	2,530,903
22,376	Ventas, Inc.(d)	1,580,417
215,328	Whitestone REIT(d)	2,988,753
25,197	WP Carey, Inc.(d)	1,625,962
163,715	WP Glimcher, Inc.	2,026,792
		61,017,830
	TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (Cost $108,487,714)	115,588,738

	PRIVATE INVESTMENT FUNDS (1.49%)
1,967,428	Truman REIT(f)	2,083,414

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $1,872,428)	2,083,414

See Notes to Financial Statements.

Annual Report | September 30, 2016	7

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2016

Shares			Value
		PURCHASED OPTIONS (0.53%)
6,200	(d)	iShares U.S. Real Estate ETF(d)	$744,000

		TOTAL PURCHASED OPTIONS (Cost $1,051,336)	744,000

		SHORT TERM INVESTMENTS (0.61%)
858,902		Dreyfus Treasury Cash Management, Institutional Class, 0.21%(h)	858,902

		TOTAL SHORT TERM INVESTMENTS (Cost $858,902)	858,902

		TOTAL INVESTMENTS (128.18%) (Cost $173,497,045)	$179,738,435

		LIABILITIES IN EXCESS OF OTHER ASSETS (-28.18%)	(39,520,293	)(i)

		NET ASSETS (100.00%)	$140,218,142

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate market value of those securities was $6,655,705, representing 4.75% of net assets.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Floating or variable rate security. The rate shown is the effective interest rate as of September 30, 2016.
(d)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit.
(e)	Security in default on interest payments.
(f)	Illiquid security. See below.
(g)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $7,038,418, representing 5.02% of net assets.
(h)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.
(i)	Includes cash which is being held as collateral for futures contracts, written options, and the Fund's line of credit.

See Notes to Financial Statements.

8	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2016

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
11/08/13	American Realty Capital Healthcare Trust II	$55,886	$65,075	0.05%
04/15/14	Charter Hall Direct VA Trust	449,712	425,535	0.30%
07/02/15-07/01/16	Clarion Gables Multifamily Trust, LP	4,500,000	4,818,807	3.44%
01/01/14-07/01/16	Clarion Lion Industrial Trust	5,200,000	5,759,625	4.11%
01/01/14-07/01/16	Clarion Lion Properties Fund, LP	14,050,000	15,374,139	10.96%
07/01/16	Clarion Ventures	2,102,757	2,046,113	1.46%
05/22/13	Cole Credit Property Trust IV, Inc.	40,489	44,806	0.03%
04/17/14-08/14/15	Cole Real Estate Income Strategy (Daily NAV), Inc., Class I	2,828,154	3,029,761	2.16%
10/01/15-07/01/16	Cornerstone Patriot Fund, LP	4,500,000	4,686,509	3.34%
11/05/13-05/30/14	Corporate Property Associates 18 Global, Inc., Class A	307,648	295,395	0.21%
03/12/15	Corporate Property Associates 18 Global, Inc., Class C	1,720,000	1,496,400	1.07%
02/24/14-07/21/14	Cottonwood Residential, Inc.	701,368	1,121,017	0.80%
04/05/13-11/12/14	Dividend Capital Diversified Property Fund	154,016	226,588	0.16%
09/01/16	Guggenheim US Property Private REIT	3,000,000	3,008,801	2.15%
02/06/15	Highlands REIT, Inc.	142,639	160,861	0.11%
02/06/15	InvenTrust Properties Corp.	1,380,078	1,523,715	1.09%
06/09/15-08/14/15	Jones Lang LaSalle Income Property Trust, Inc.	2,748,859	2,985,239	2.13%
09/29/16	MedEquities Realty Trust, Inc.	2,100,000	2,056,250	1.47%
11/27/13-03/12/15	NorthStar Healthcare Income, Inc.	2,687,879	2,630,880	1.88%
03/11/14-06/30/15	NorthStar Real Estate Income II, Inc.	297,024	321,145	0.23%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	119,650	150,141	0.11%
02/06/14-06/06/14	Reverse Mortgage Investment Trust, Inc.	576,500	350,000	0.25%
06/24/16	Truman REIT	1,872,428	2,083,414	1.49%
07/01/16	UBS Trumbull LP	2,000,000	2,011,836	1.43%
01/04/16-04/01/16	UBS Trumbull Property Fund	2,000,000	2,038,520	1.45%
	Total	$55,535,087	$58,710,572	41.88%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2016(a)
$425,535	Charter Hall Direct VA Trust	N/A	N/A	$–
4,818,807	Clarion Gables Multifamily Trust, LP	Quarterly	90	–
5,759,625	Clarion Lion Industrial Trust	Quarterly	90	4,500,000
15,374,139	Clarion Lion Properties Fund, LP	Quarterly	90	–
2,046,113	Clarion Ventures	N/A	N/A	484,836
4,686,509	Cornerstone Patriot Fund, LP	Quarterly	30	–
1,121,017	Cottonwood Residential, Inc.	Daily	60	–
3,008,801	Guggenheim US Property Private REIT	Quarterly	60
350,000	Reverse Mortgage Investment Trust, Inc.(b)	N/A	IPO(c)	–
2,011,836	UBS Trumbull LP	Quarterly	60	1,200,000
2,038,520	UBS Trumbull Property Fund	Quarterly	60	2,200,000

(a)	Refer to Note 9 for additional information on unfunded commitments.
(b)	The fair value of this investment has been estimated using the net asset value per share of the investment and adjusted for any changes in market conditions.
(c)	Redemption eligible after the completion of the Initial Price Offering (IPO).

See Notes to Financial Statements.

Annual Report | September 30, 2016	9

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2016

FUTURES CONTRACTS

At September 30, 2016, the Fund had the following outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Euro Foreign Exchange
Currency Future	Short	(29)	12/19/16	$(4,087,913)	$19,235
				$(4,087,913)	$19,235

Schedule Of Written Options

At September 30, 2016, the Fund had the following outstanding written options:

	Number of Contracts	Exercise Price	Maturity Date	Value
Call Options
iShares U.S. Real Estate ETF	(6,200)	$86.00	10/21/2016	$(12,400)

Put Options
iShares U.S. Real Estate ETF	(6,200)	$76.00	10/21/2016	$(130,200)

Total Written Options (Premiums $1,040,704)				$(142,600)

See Notes to Financial Statements.

10	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities

September 30, 2016

ASSETS
Investments, at value (Cost $173,497,045)	$179,738,435
Deposit with broker for futures contracts	571,610
Dividends and interest receivable	1,385,793
Receivable for securities sold	4,137,883
Receivable for fund shares sold	820,856
Prepaid expenses and other assets	41,112
Total assets	186,695,689

LIABILITIES
Line of credit payable	36,821,084
Written options, at value (Proceeds $1,040,704)	142,600
Variation margin	9,063
Payable to custodian	783,296
Payable for investments purchased	7,454,785
Payable due to adviser	76,073
Administration fees payable	15,279
Custody fees payable	9,821
Distribution fees payable	21,803
Distribution due to shareholders	907,583
Shareholder servicing fees payable	55,942
Dealer manager fees payable	14,392
Payable for transfer agency fees	31,338
Accrued expenses and other liabilities	134,488
Total liabilities	46,477,547
NET ASSETS	$140,218,142

NET ASSETS CONSISTS OF
Paid‐in capital	$132,847,758
Accumulated net realized gain	211,580
Net unrealized appreciation	7,158,804
NET ASSETS	$140,218,142

Commitments and Contingencies (Note 9)

See Notes to Financial Statements.

Annual Report | September 30, 2016	11

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities

September 30, 2016

PRICING OF SHARES
Class A
Net Assets	$61,469,674
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,993,155
Net Asset Value and redemption price per share(a)	$10.26
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$10.97
Class C
Net Assets	$33,114,355
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,230,110
Net Asset Value and redemption price per share(a)	$10.25
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.41
Class W
Net Assets	$31,075,895
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,984,435
Net Asset Value, offering and redemption price per share	$10.41
Class I
Net Assets	$21
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2
Net Asset Value, offering and redemption price per share	$10.74	(b)
Class U
Net Assets	$5,766,288
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	561,917
Net Asset Value and redemption price per share(a)	$10.26
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$10.97
Class T
Net Assets	$3,187,195
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	311,412
Net Asset Value and redemption price per share(a)	$10.23
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.39
Class D
Net Assets	$5,604,714
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	538,151
Net Asset Value, offering and redemption price per share	$10.41

(a)	Redemption price varies based on length of time held (Note 1).
(b)	Net asset value per share does not recalculate due to fractional shares not presented and rounding.

See Notes to Financial Statements.

12	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividends	$4,419,813
Interest	1,303,912
Total investment income	5,723,725
EXPENSES
Investment advisory fees (Note 3)	1,196,758
Administrative fees (Note 3)	159,816
Distribution fees (Note 3):
Class C	168,685
Class T	11,619
Shareholder servicing fees (Note 3):
Class A	117,140
Class C	56,229
Class W	48,126
Class U	3,958
Class T	3,873
Class D	10,026
Dealer manager fees (Note 3):
Class W	96,245
Class D	20,051
Interest expense	384,393
Transfer agent fees (Note 3)	215,987
Audit fees	25,000
Legal fees	47,682
Printing expense	108,607
Registration fees	98,661
Custody fees	41,334
Trustee fees and expenses (Note 3)	44,969
Other expenses	101,118
Total expenses	2,960,277
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(374,046)
Total net expenses	2,586,231
NET INVESTMENT INCOME	3,137,494
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(3,069)
Net realized loss on futures contracts	(29,572)
Net realized gain on foreign currency transactions	68,447
Net change in unrealized appreciation on investments	7,099,652
Net change in unrealized depreciation on futures contracts	(5,649)
Net change in unrealized appreciation on written options	898,104
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(181)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	8,027,732
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,165,226

See Notes to Financial Statements.

Annual Report | September 30, 2016	13

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)	For the Year Ended February 28, 2015(b)
OPERATIONS
Net investment income	$3,137,494	$993,903	$528,363
Net realized gain	35,806	224,084	112,695
Net change in unrealized appreciation/(depreciation)	7,991,926	(2,586,455)	1,663,069
Net increase/(decrease) in net assets resulting from operations	$11,165,226	$(1,368,468)	$2,304,127

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	(1,509,210)	(532,818)	(681,335)
Class C	(658,437)	(127,483)	(34,341)
Class W	(601,298)	(86,896)	–
Class I	–	(178)	–
Class U	(70,780)	(247)	–
Class T	(50,499)	(1,218)	–
Class D	(121,430)	(8,622)	–
From realized gains on investments:
Class A	–	(116,405)	(111,045)
Class C	–	(41,653)	(5,597)
Class W	–	(34,900)	–
Class I	–	(145)	–
Class U	–	(193)	–
Class T	–	(1,405)	–
Class D	–	(6,554)	–
From return of capital:
Class A	(1,517,924)	(840,103)	(106,091)
Class C	(662,238)	(218,427)	(5,347)
Class W	(604,770)	(157,913)	–
Class I	(1)	(418)	–
Class U	(71,188)	(568)	–
Class T	(50,790)	(3,394)	–
Class D	(122,132)	(19,567)	–
Net decrease in net assets from distributions	(6,040,697)	(2,199,107)	(943,756)

See Notes to Financial Statements.

14	www.rredif.com

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)	For the Year Ended February 28, 2015(b)
CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	24,246,411	11,798,656	22,459,088
Distributions reinvested	1,531,196	701,023	357,128
Cost of shares redeemed	(4,085,281)	(620,522)	(1,063,753)
Net increase from capital shares transactions	21,692,326	11,879,157	21,752,463

Class C
Proceeds from sales of shares	19,427,546	10,162,184	3,857,659
Distributions reinvested	887,888	282,757	32,425
Cost of shares redeemed	(1,893,250)	(64,440)	(261,196)
Net increase from capital shares transactions	18,422,184	10,380,501	3,628,888

Class W
Proceeds from sales of shares	22,518,683	10,610,794	1,209,498
Distributions reinvested	552,421	111,946	–
Cost of shares redeemed	(4,368,496)	(12,187)	–
Net increase from capital shares transactions	18,702,608	10,710,553	1,209,498

Class I
Proceeds from sales of shares	–	50,000	20
Distributions reinvested	–	741	–
Cost of shares redeemed	(49,324)	–	–
Net increase/(decrease) from capital shares transactions	(49,324)	50,741	20

Class U
Proceeds from sales of shares	5,539,265	60,795	2,500
Distributions reinvested	54,034	–	–
Cost of shares redeemed	(10,180)	–	–
Net increase from capital shares transactions	5,583,119	60,795	2,500

Class T
Proceeds from sales of shares	2,599,685	454,829	2,500
Distributions reinvested	30,599	1,389	–
Net increase from capital shares transactions	2,630,284	456,218	2,500

Class D
Proceeds from sales of shares	3,072,558	2,171,457	2,500
Distributions reinvested	125,740	20,583	–
Cost of shares redeemed	(30,003)	–	–
Net increase from capital shares transactions	3,168,295	2,192,040	2,500

Net increase in net assets	75,274,021	32,162,430	27,958,740

NET ASSETS
Beginning of period	64,944,121	32,781,691	4,822,951
End of period*	$140,218,142	$64,944,121	$32,781,691

*Including accumulated net investment income of:	$–	$–	$–

See Notes to Financial Statements.

Annual Report | September 30, 2016	15

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)	For the Year Ended February 28, 2015(b)
OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	2,442,421	1,155,322	2,218,819
Distributions reinvested	154,823	70,208	35,636
Redeemed	(415,226)	(60,300)	(103,394)
Net increase in capital shares	2,182,018	1,165,230	2,151,061

Class C
Issued	1,963,693	992,068	377,181
Distributions reinvested	89,798	28,471	3,207
Redeemed	(193,223)	(6,233)	(24,852)
Net increase in capital shares	1,860,268	1,014,306	355,536

Class W
Issued	2,238,396	1,023,118	113,580
Distributions reinvested	54,815	11,153	–
Redeemed	(455,467)	(1,160)	–
Net increase in capital shares	1,837,744	1,033,111	113,580

Class I
Issued	–	4,677	2
Distributions reinvested	–	72	–
Redeemed	(4,749)	–	–
Net increase/(decrease) in capital shares	(4,749)	4,749	2

Class U
Issued	551,293	6,007	237
Distributions reinvested	5,375	–	–
Redeemed	(995)	–	–
Net increase in capital shares	555,673	6,007	237

Class T
Issued	262,716	45,253	237
Distributions reinvested	3,063	143	–
Net increase in capital shares	265,779	45,396	237

Class D
Issued	314,877	211,499	233
Distributions reinvested	12,527	2,073	–
Redeemed	(3,058)	–	–
Net increase in capital shares	324,346	213,572	233

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)
The Resource Real Estate Diversified Income Fund Class C and Class I commenced operations on August 1, 2014. Class W commenced operations on November 24, 2014.  Class D, Class T and Class U commenced operations on February 13, 2015.

See Notes to Financial Statements.

16	www.rredif.com

Resource Real Estate Diversified Income Fund	Statements of Cash Flows

For the Year Ended September 30, 2016
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$11,165,226
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by / (used in) operating activities:
Purchase of investment securities	(114,544,239)
Proceeds from sale of investment securities	22,990,470
Purchase of option contracts	(1,051,336)
Premiums received from written options transactions	1,040,704
Net (purchase) proceeds from short‐term investment securities	(749,539)
Amortization of premium and accretion of discount on investments	(224,889)
Net realized (gain)/loss on:
Investments	3,069
Net change in unrealized (appreciation)/depreciation on:
Investments	(7,099,652)
Written options	(898,104)
(Increase)/Decrease in assets:
Deposit with broker for futures contracts	(40,411)
Dividends and interest receivable	(665,536)
Variation margin receivable	43,013
Prepaid expenses and other assets	1,779
Increase/(Decrease) in liabilities:
Payable to custodian	783,296
Variation margin payable	9,063
Dealer manager fees payable	9,084
Shareholder servicing fees payable	28,346
Distribution fees payable	13,647
Payable due to advisor	75,845
Administration fees payable	1,994
Custody fees payable	7,496
Payable for trustee fees and expenses	(277)
Payable for transfer agency fees	21,330
Accrued expenses and other liabilities	35,771
Net cash provided by / (used in) operating activities	(89,043,850)

Cash Flows from Financing Activities:
Cash provided by loan:	24,448,025
Proceeds from sale of shares	76,977,787
Cost of shares redeemed	(10,436,534)
Cash distributions paid	(2,397,841)
Net cash provided by /(used in) financing activities	88,591,437

Net Change in Cash & Foreign Rates On Cash & Foreign Currency	(452,413)
Cash & Foreign Currency, Beginning of Period	452,413
Cash & Foreign Currency, End of Period	–

Non‐cash financing activities not included herein consist of reinvestment of distributions of:	$3,181,877
Cash paid for interest on loan during the period was:	$387,319

See Notes to Financial Statements.

Annual Report | September 30, 2016	17

Resource Real Estate Diversified Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		Year Ended February 28, 2015	For the Period Ended February 28, 2014(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.81	$10.52		$9.75	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.34	0.21		0.33	0.24
Net realized and unrealized gain/(loss) on investments	0.71	(0.47)		1.05	(0.06)
Total income/(loss) from investment operations	1.05	(0.26)		1.38	0.18

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.32)	(0.17)		(0.48)	(0.39)
From net realized gain on investments	–	(0.03)		(0.05)	(0.00	)(e)
From return of capital	(0.28)	(0.25)		(0.08)	(0.04)
Total distributions	(0.60)	(0.45)		(0.61)	(0.43)
INCREASE/DECREASE IN NET ASSET VALUE	0.45	(0.71)		0.77	(0.25)
NET ASSET VALUE, END OF PERIOD	$10.26	$9.81		$10.52	$9.75

TOTAL RETURN(f)	11.09%	(2.50	)%(g)	14.70%	2.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$61,470	$37,399		$27,830	$4,823

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.78%	3.30	%(i)	4.81%	24.79	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.39%	2.24	%(i)	2.29%	2.32	%(i)
Excluding interest expense:(h)
Expenses, gross	2.38%	3.05	%(i)	4.51%	24.46	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99	%(i)	1.99%	1.99	%(i)
Net investment income(d)	3.47%	3.57	%(i)	3.21%	2.54	%(i)

PORTFOLIO TURNOVER RATE	21%	5	%(j)	91%	4	%(j)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class A commenced operations on March 12, 2013.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $(0.005).
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

18	www.rredif.com

Resource Real Estate Diversified Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.81	$10.50		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.28	0.18		0.14
Net realized and unrealized gain/(loss) on investments	0.68	(0.48)		0.58
Total income/(loss) from investment operations	0.96	(0.30)		0.72

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	(0.14)		(0.20)
From net realized gain on investments	–	(0.03)		(0.05)
From return of capital	(0.25)	(0.22)		(0.03)
Total distributions	(0.52)	(0.39)		(0.28)
INCREASE/DECREASE IN NET ASSET VALUE	0.44	(0.69)		0.44
NET ASSET VALUE, END OF PERIOD	$10.25	$9.81		$10.50

TOTAL RETURN(e)	10.15%	(2.86	)%(f)	7.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$33,114	$13,436		$3,732

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.53%	4.04	%(h)	6.37	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.14%	2.99	%(h)	3.04	%(h)
Excluding interest expense:(g)
Expenses, gross	3.13%	3.79	%(h)	6.07	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74%	2.74	%(h)	2.74	%(h)
Net investment income(d)	2.87%	2.97	%(h)	2.34	%(h)

PORTFOLIO TURNOVER RATE	21%	5	%(i)	91	%(i)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class C commenced operations on August 1, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(h)	Annualized.
(i)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	19

Resource Real Estate Diversified Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.96	$10.67		$10.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.32	0.20		0.03
Net realized and unrealized gain/(loss) on investments	0.69	(0.49)		0.46
Total income/(loss) from investment operations	1.01	(0.29)		0.49

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.30)	(0.15)		–
From net realized gain on investments	–	(0.03)		–
From return of capital	(0.26)	(0.24)		–
Total distributions	(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.45	(0.71)		0.49
NET ASSET VALUE, END OF PERIOD	$10.41	$9.96		$10.67

TOTAL RETURN(e)	10.46%	(2.79	)%(f)	4.81	%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$31,076	$11,421		$1,211

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.30%	3.78	%(h)	11.30	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.89%	2.74	%(h)	2.79	%(h)
Excluding interest expense:(g)
Expenses, gross	2.90%	3.53	%(h)	11.00	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49%	2.49	%(h)	2.49	%(h)
Net investment income(d)	3.17%	3.28	%(h)	1.31	%(h)

PORTFOLIO TURNOVER RATE	21%	5	%(i)	91	%(i)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class W commenced operations on November 24, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(h)	Annualized.
(i)	Not Annualized.

See Notes to Financial Statements.

20	www.rredif.com

Resource Real Estate Diversified Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.36	$10.79		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.04	0.27		0.14
Net realized and unrealized gain/(loss) on investments	0.97	(0.54)		0.59
Total income/(loss) from investment operations	1.01	(0.27)		0.73

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.33)	(0.04)		–
From net realized gain on investments	–	(0.03)		–
From return of capital	(0.30)	(0.09)		–
Total distributions	(0.63)	(0.16)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.38	(0.43)		0.73
NET ASSET VALUE, END OF PERIOD	$10.74	$10.36		$10.79

TOTAL RETURN(e)	10.12%	(2.51	)%(f)	7.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$0 (g)	$49		$0	(g)

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.49%	2.96	%(i)	3.94	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.14%	1.99	%(i)	2.08	%(i)
Excluding interest expense:(h)
Expenses, gross	2.09%	2.71	%(i)	3.60	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.74%	1.74	%(i)	1.74	%(i)
Net investment income(d)	0.36%	4.46	%(i)	2.36	%(i)

PORTFOLIO TURNOVER RATE	21%	5	%(j)	91	%(j)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class I commenced operations on August 1, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Amount less than $500. See Statement of Assets and Liabilities for actual net assets.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	21

Resource Real Estate Diversified Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.82	$10.52		$10.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.50	0.27		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.54	(0.52)		(0.05)
Total income/(loss) from investment operations	1.04	(0.25)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.32)	(0.17)		–
From net realized gain on investments	–	(0.03)		–
From return of capital	(0.28)	(0.25)		–
Total distributions	(0.60)	(0.45)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.26	$9.82		$10.52

TOTAL RETURN(f)	10.98%	(2.40	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$5,766	$61		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.78%	3.42	%(i)	7.74	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.39%	2.24	%(i)	2.28	%(i)
Excluding interest expense:(h)
Expenses, gross	2.38%	3.17	%(i)	7.45	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99	%(i)	1.99	%(i)
Net investment income(d)	5.00%	4.64	%(i)	0.97	%(i)

PORTFOLIO TURNOVER RATE	21%	5	%(j)	91	%(j)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class U commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

22	www.rredif.com

Resource Real Estate Diversified Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.80	$10.50		$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.33	0.22		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.62	(0.53)		(0.05)
Total income/(loss) from investment operations	0.95	(0.31)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	(0.14)		–
From net realized gain on investments	–	(0.03)		–
From return of capital	(0.25)	(0.22)		–
Total distributions	(0.52)	(0.39)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.43	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.23	$9.80		$10.50

TOTAL RETURN(f)	10.05%	(2.96	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,187	$447		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.51%	4.10	%(i)	8.49	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.14%	2.99	%(i)	3.03	%(i)
Excluding interest expense:(h)
Expenses, gross	3.11%	3.85	%(i)	8.20	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74%	2.74	%(i)	2.74	%(i)
Net investment income(d)	3.31%	3.87	%(i)	0.22	%(i)

PORTFOLIO TURNOVER RATE	21%	5	%(j)	91	%(j)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class T commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	23

Resource Real Estate Diversified Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$10.67		$10.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.31	0.24		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.69	(0.52)		(0.05)
Total income/(loss) from investment operations	1.00	(0.28)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.30)	(0.15)		–
From net realized gain on investments	–	(0.03)		–
From return of capital	(0.26)	(0.24)		–
Total distributions	(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.41	$9.97		$10.67

TOTAL RETURN(f)	10.35%	(2.69	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$5,605	$2,131		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.25%	3.85	%(i)	8.19	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.89%	2.74	%(i)	2.78	%(i)
Excluding interest expense:(h)
Expenses, gross	2.85%	3.60	%(i)	7.90	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49%	2.49	%(i)	2.49	%(i)
Net investment income(d)	3.12%	4.13	%(i)	0.47	%(i)

PORTFOLIO TURNOVER RATE	21%	5	%(j)	91	%(j)

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30 (See Note 1).
(b)	The Fund's Class D commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

24	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Real Estate Inc. (the “Adviser”).The Fund’s primary investment objective is to produce current income, with a secondary objective to achieve a long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T and Class D shares. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014 and Class U, Class T and Class D shares commenced operations on February 13, 2015. With the approval of the Board, effective September 30, 2015, the Fund’s fiscal year end was changed from February 28 to September 30. Class W, Class I and Class D shares are offered at net asset value. Class A and Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C and Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Value Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Annual Report | September 30, 2016	25

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

Valuation of Private REITS – The Fund invests a large portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Fair Value Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITS – The Fund also invests a large portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). The Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Fair Value Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter. For non-calendar quarter days, the Fair Value Committee estimates the fair value of each Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the market.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

26	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2016:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bonds & Notes(a)	$–	$23,057,279	$–	$23,057,279
Common Stocks(a)	1,395,245	–	–	1,395,245
Preferred Stocks(a)	36,010,857	–	–	36,010,857
Real Estate Investment Trusts - Common Stocks
Public Non-Traded Real Estate Investment Trusts	$6,241,588	$–	$6,688,418	$12,930,006
Private Real Estate Investment Trusts	–	–	350,000	350,000
Private Real Estate Investment Trusts (Measured at net asset value)(b)	–	–	–	41,290,902
Traded Real Estate Investment Trusts	61,017,830	–	–	61,017,830
Private Investment Funds (Measured at net asset value)(b)	–	–	–	2,083,414
Purchased Options	744,000	–	–	744,000
Short Term Investments	858,902	–	–	858,902
TOTAL	$106,268,422	$23,057,279	$7,038,418	$179,738,435

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$19,235	$–	$–	$19,235
Liabilities
Written Options	$(142,600)	$–	$–	$(142,600)
TOTAL	$(123,365)	$–	$–	$(123,365)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the period ended September 30, 2016. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities	Balance as of September 30, 2015	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of September 30, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2016
Resource Real Estate
Diversified Income Fund
Bonds & Notes	$6,779,418	$4,812	$(287,882)	$(1,250,925)	$–	$(2,683,678)	$–	$(2,561,745)	$–	$–
Real Estate Investment Trusts - Common Stock	8,134,732	–	–	(1,257,175)	–	–	160,861	–	7,038,418	(1,240,439)
Total	$14,914,150	$4,812	$(287,882)	$(2,508,100)	$–	$(2,683,678)	$160,861	$(2,561,745)	$7,038,418	$(1,240,439)

Annual Report | September 30, 2016	27

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2016 are as follows:

	Fair Value at 9/30/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Real Estate		Net Asset Value	Secondary Market Prices	$8.75-$15.40
Investment Trusts	$350,000	Transaction Data	Weighting of Transaction Prices by Volume(a)	20% or greater
Non-Traded Real Estate
Investment Trusts	$6,688,418	Transaction Data	Secondary Market Prices	$0.36-$21.83
			Weighting of Transaction Prices by Volume(a)	20% or greater

(a)	Represents amounts used when the reporting entity has determined that market participant would use such multiples when pricing the investments.

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Secondary Market Prices	Increase	Decrease
Weighting of Transaction Prices by Volume	Increase	Decrease

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Industry Concentration – If the Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2016, the Fund had 109.60% of the value of its net assets invested within the Real Estate industry.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

28	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. During the year ended September 30, 2016, the Fund accrued $1,196,758 in advisory fees.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until September 9, 2018, so that the total annual operating expenses of the Fund do not exceed 1.99% per annum of Class A average daily net assets, 2.74% per annum of Class C average daily net assets, 2.49% per annum of Class W average daily net assets, 1.74% per annum of Class I average daily net assets, 1.99% per annum of Class U and average daily net assets, 2.74% per annum of Class T average daily net assets and 2.49% per annum of Class D average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the period ended September 30, 2016, the Adviser waived fees of $374,046, all of which is available to be recouped by the Adviser until September 30, 2019. During the period ended September 30, 2015, the Adviser waived fees of $307,831, all of which is available to be recouped by the Adviser until September 30, 2018. During the year ended February 28, 2015, the Adviser waived fees and reimbursed expenses of $431,960, all of which is available to be recouped by the Adviser until February 28, 2018. During the period ended February 28, 2014, the Adviser waived fees and reimbursed expenses of $343,290, all of which is available to be recouped by the Adviser until February 28, 2017.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

Distributor – ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. There are no fees paid to the Distributor pursuant to the Distribution Agreement. The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund’s Class A, Class C, Class W, Class U, Class T and Class D shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the period ended September 30, 2016, the Fund incurred shareholder servicing fees of $239,352. The Class C and Class T shares also pay to the Distributor a distribution fee, payable under a distribution plan adopted by the board, that accrues at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class T shares and is payable on a quarterly basis. In addition, Class W and Class D shares pay to Resource Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee, payable under a distribution plan adopted by the board, that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class W and Class D shares and is payable on a quarterly basis. Class A, Class I and Class U shares are not currently subject to a distribution fee. For the period ended September 30, 2016, the Fund accrued $180,304 in distribution fees and
$116,296 in dealer manager fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the year ended September 30, 2016, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser receives an annual fee of $10,000, plus $2,000 for attending the annual in-person meeting of the Board of Trustees, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust.

Annual Report | September 30, 2016	29

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2016 amounted to $121,999,024 and $25,248,544, respectively.

5. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts - The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A written call option on an asset by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option on an asset by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

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Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

The Fund had the following transactions in written covered call/put options during the Fiscal Year Ended September 30, 2016:

	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	–	–
Options written	(12,400)	1,040,704
Options expired	–	–
Options closed	–	–
Options exercised	–	–
Options Outstanding, End of the Period	(12,400)	1,040,704

Futures – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The location in the Statement of Assets and Liabilities of the Fund’s derivative positions as of September 30, 2016 are as follows:

Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Resource Real Estate Diversified Income Fund
Foreign Exchange Contracts (Futures contracts)(a)	Variation margin	$19,235	Variation margin	$–
Purchased Options (Equity contracts)	Investments, at value	744,000	N/A
Written Options (Equity contracts)	N/A		Written options, at value	142,600
Total		$763,235		$142,600

(a)
The value presented includes cumulative gain on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin payable as of September 30, 2016.

Annual Report | September 30, 2016	31

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

The location in the Statement of Operations of the Fund’s derivative positions for the year ended September 30, 2016 are as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Resource Real Estate Diversified Income Fund
Foreign Exchange Contracts (Futures contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(29,572)	$(5,649)
Purchased Options (Equity contracts)	Net change in unrealized appreciation on investments	–	(307,336)
Written Options (Equity contracts)	Net change in unrealized appreciation on written options	–	898,104
Total		$(29,572)	$585,119

The average notional value of futures contracts, purchased options, and written options during the year ended September 30, 2016 were $(4,704,080), 1,550 contracts, and (3,100) contracts respectively.

6. TAX BASIS INFORMATION

For the period ended September 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Resource Real Estate Diversified Income Fund	$(35)	$(125,840)	$125,875

The tax character of distributions paid for the periods ended September 30, 2016 and September 30, 2015 were as follows:

September 30, 2016	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$3,011,654	$–	$3,029,043

September 30, 2015	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$757,462	$201,255	$1,240,390

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(288,816)
Net unrealized appreciation on investments and foreign currency translations	7,678,435
Other cumulative effect of timing differences	(19,235)
Total distributable earnings	$7,370,384

 The following information is computed on a tax basis for each item as of September 30, 2016:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Real Estate Diversified Income Fund	$13,669,841	$(6,908,820)	$917,414	$7,678,435	$172,977,414

32	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

The Fund elects to defer to the period ending September 30, 2017, capital losses recognized during the period November 1, 2015 to September 30, 2016 in the amount of $288,816

7. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%. If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder.  There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares.  Subsequent repurchase requests will not be given priority over other shareholder requests.

During the period ended September 30, 2016, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 17, 2015	December 16, 2015	March 14, 2016	June 15, 2016
Repurchase Request Deadline	October 16, 2015	January 15, 2016	April 13, 2016	July 20, 2016
Repurchase Pricing Date	October 16, 2015	January 15, 2016	April 13, 2016	July 20, 2016
Amount Repurchased	$886,480	$3,929,625	$2,937,988	$2,682,441
Shares Repurchased	88,275	419,548	303,788	261,107

8. BANK LINE OF CREDIT

The Fund has a $100,000,000 secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 3 month LIBOR plus 95 basis points at the time of borrowing. During the period ended September 30, 2016, the Fund incurred $384,393 of interest expense related to the borrowings. Average borrowings and the average interest rate during the period ended September 30, 2016 were $23,335,315 and 1.57%, respectively. The largest outstanding borrowing during the period ended September 30, 2016 was $47,142,396. As of September 30, 2016, the Fund had $36,821,084 of outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2016, the Fund had $88,692,632 in securities pledged as collateral for the line of credit.

9. UNFUNDED COMMITMENTS

As of September 30, 2016, in addition to the unfunded commitments for investments currently held as of the reporting date (Refer to Portfolio of Investments footnote disclosures), the Fund had unfunded commitments relating to potential future investments not currently held as reported below. The value of unfunded commitments reported as of September 30, 2016 approximates fair value.

Security	Unfunded Commitments as of September 30, 2016
Clarion Debt	$2,000,000

Annual Report | September 30, 2016	33

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2016

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on October 19, 2016 which resulted in 451,121 of Fund shares being repurchased for $4,646,135.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

34	www.rredif.com

Report of Independent Registered
Resource Real Estate Diversified Income Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Real Estate Diversified Income Fund

We have audited the accompanying statement of assets and liabilities of Resource Real Estate Diversified Income Fund (the “Fund”) including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers and other appropriate parties, and performing other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Resource Real Estate Diversified Income Fund as of September 30, 2016, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2016

Annual Report | September 30, 2016	35

Resource Real Estate Diversified Income Fund	Additional Information

September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING RENEWAL AND APROVAL OF FUND ADVISORY AGREEMENTS

At a meeting on June 2, 2016, the Board (the “Board” or “Trustees”) of Resource Real Estate Diversified Income Fund (the “Fund” or the “Trust”), including a majority of the independent Trustees, approved an interim advisory agreement between the Trust and the Adviser with respect to the Fund and, subject to shareholder approval, a new advisory agreement between the Trust and the Adviser with respect to the Fund (together, the “Advisory Agreements”). The Advisory Agreements were approved in connection with a proposed merger transaction between Resource America, Inc., of which the Adviser is a subsidiary, and C-III Capital Partners LLC (“C-III”) (the “Transaction”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreements.

Nature, Extent and Quality of Service. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. They noted that the Board receives a significant level of input and quality materials from the Adviser and provides professional managerial and operational teams to manage and support the Fund. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Trustees noted the Adviser’s assertion that the Fund would receive the same quality of service following completion of the Transaction and that no changes to the current portfolio management team were anticipated. The Trustees additionally noted the Adviser’s agreement to extend the current expense limitation arrangement for a two-year period following consummation of the Transaction. The Trustees further noted that C-III has substantial experience in commercial real estate debt investments as well as equity investing and that C-III’s experience had the potential to be additive to the investment process of the Adviser. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the performance of its duties under the Advisory Agreements and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and were likely to remain so after the closing of the Transaction.

Performance. The Trustees considered the performance of the Fund. They noted that over the one-year period ended March 31, 2016, the Fund had underperformed its peer group but had outperformed its Morningstar category average. The Trustees noted that the Fund underperformed its benchmark index (the Wells Fargo® Hybrid and Preferred Securities REIT Index) over the one-year period and since inception. The Trustees expressed satisfaction with the careful, thoughtful and professional manner in which the Adviser implemented the strategy. They reasoned that the Adviser was managing the Fund’s portfolio in accordance with the prospectus guidelines and concluded that the Fund’s performance was satisfactory. They additionally noted that the potential additional resources of C-III may assist the Adviser in delivering future performance for the Fund.

Fees and Expenses. The Trustees noted that the Fund charges a 1.25% management fee and that the fee was slightly above the average of the peer group and slightly lower than the average of the Fund’s Morningstar category. They further noted that the Fund’s net expense ratio was below the average of the Morningstar category funds and slightly higher than the average of the peer group. The Trustees further noted the expense cap in place and the Adviser’s commitment to continue the expense cap for a period of two years following the Transaction, and after further discussion they concluded that the Fund’s fees and expenses were reasonable.

36	www.rredif.com

Resource Real Estate Diversified Income Fund	Additional Information

September 30, 2016 (Unaudited)

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They considered that the Adviser reported its belief that the size of the Fund would be approximately $175 million at the end of 2017 and that the Fund would likely begin to benefit from economies of scale when assets under management reach approximately $200 million. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser had estimated that it incurred a loss over the past fiscal year due to its relationship with the Fund, due in part to the small size of the Fund and the Adviser’s participation in the Fund’s fee waiver and expense limitation arrangement. The Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from the Adviser as the Board of the Fund believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that approval of the Advisory Agreements is in the best interests of the shareholders of the Fund.

4. SHAREHOLDER VOTE

A Special Meeting of the Shareholders of the Resource Real Estate Diversified Income Fund (the “Trust”) was held on August 26, 2016 to approve a new management agreement between Resource Real Estate, Inc. and the Trust, and adjourned until September 23, 2016. The Special Meeting was reconvened on September 23, 2016 and the Proposal was voted on and approved by Shareholders of the Fund.

6,034,170.082 Total Shares Voted of 11,478,365.936 Shares Outstanding or 52.567%.

The September 23, 2016 voting results were as follows:

Matter	Voter Type	Shares	% of Total Shares Voted
To approve a new management agreement between Resource Financial Fund Management, Inc. and the Trust.	For	4,837,163.717	42.141%
	Against	82,056.465	0.714%
	Abstain	1,114,949.900	2.548%
	Broker Non-Vote	822,388.864	7.164%

Annual Report | September 30, 2016	37

Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2016 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll‐free at 855‐747‐9559. Refer to footnote 3 of the financial statements, for additional information on Independent Trustee compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INDEPENDENT TRUSTEES
Enrique Casanova 1973	Trustee since 2012	MKTG (marketing company), Vice President (December 2003 to Present)	2	Independent Director, RCP Reserves Holdings Manager, Inc. August 2006 to October 2012 Resource Credit Income Fund, since February 2015
Fred Berlinsky 1959	Trustee since 2012, Chairman of the Board since 2012	Markeim‐Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Credit Income Fund, since February 2015
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker‐dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate firm) (since January 2001)	2	Doorways, LTD, since January 2001 RCP Regents Center, June 2006 to August 2016 Resource Credit Income Fund, since February 2015

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Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2016 (Unaudited)

Name, Address* and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INTERESTED TRUSTEES AND OFFICERS
Alan Feldman 1963	Trustee since 2012 and CEO since 2012	Resource Real Estate, Inc. (the Fund's adviser) – CEO and director (since May 2004) Resource America, Inc. – SVP (since August 2002)	2	Resource Real Estate, Inc., since 2004 Resource Credit Income Fund, since February 2015
Kevin Finkel 1971	President since 2012	Resource Real Estate, Inc. Executive Vice President (since November 2002).	N/A	N/A
Steven Saltzman 1963	Treasurer since 2012 and Senior Vice President since 2012
Resource Real Estate, Inc., Chief Financial Officer (since January 2014); Vice President – Finance (May 2004 to December 2013)

Resource Credit Income Fund, Treasurer and Senior Vice President (February 2015 to May 2016)
			N/A	N/A
Darshan Patel 1970	Secretary since 2012, Chief Compliance Officer since 2012 and Senior Vice President since 2012
Resource Real Estate, Inc., Senior Vice President and Secretary (since October 2014)

Chief Compliance Officer and Chief Legal Officer of Resource Financial Fund Management, Inc., an affiliate of Resource Real Estate, Inc. (the adviser to Resource Credit Income Fund) (since 2002)

Chief Compliance Officer and President of Resource Securities, Inc. (a registered broker‐dealer), an affiliate of Resource Real Estate, Inc. (since 2004)

Resource Credit Income Fund, Secretary and Senior Vice President (since February 2015)
			N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Real Estate, Inc., One Crescent Drive, Suite 203, Philadelphia, PA 19112.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term "Fund Complex" refers to the Resource Real Estate Diversified Income Fund and the Resource Credit Income Fund.

Annual Report | September 30, 2016	39

Resource Real Estate Diversified Income Fund	Privacy Notice

 (Unaudited)

Rev. 5/2014

FACTS	WHAT DOES RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪	Social Security number	▪	Purchase History
	▪	Assets	▪	Account Balances
	▪	Retirement Assets	▪	Account Transactions
	▪	Transaction History	▪	Wire Transfer Instructions
	▪	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Real Estate Diversified Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Real Estate Diversified Income Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes –	No	We don't share
to offer our products and services to you
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes –	No	We don't share
information about your transactions and experiences
For our affiliates' everyday business purposes –	No	We don't share
information about your creditworthiness
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1‐855‐747‐9559

40	www.rredif.com

Resource Real Estate Diversified Income Fund	Privacy Notice

(Unaudited)

Who we are
Who is providing this notice?	Resource Real Estate Diversified Income Fund
What we do
How does Resource Real Estate Diversified Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

 Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Real Estate	We collect your personal information, for example, when you
Diversified Income Fund collect my	▪	Open an account
personal information?	▪	Provide account information
	▪	Give us your contact information
	▪	Make deposits or withdrawals from your account
	▪	Make a wire transfer
	▪	Tell us where to send the money
	▪	Tells us who receives the money
	▪	Show your government‐issued ID
	▪	Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
	▪	Sharing for affiliates' everyday business purposes – information about your creditworthiness
	▪	Affiliates from using your information to market to you
	▪	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Resource Real Estate Diversified Income Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	▪	Resource Real Estate Diversified Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	Resource Real Estate Diversified Income Fund doesn't jointly market.

Annual Report | September 30, 2016	41

INVESTMENT ADVISER
Resource Real Estate, Inc.
One Crescent Drive, Suite 203
Philadelphia, Pennsylvania 19112

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Resource Real Estate Diversified Income Fund.

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii) The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)
The Board of Trustees of the registrant has designated Mr. David M. Burns as the registrant’s Audit Committee Financial Expert. Mr. Burns is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $17,600, respectively.

(b)
Audit-Related Fees: For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 were $0 and $0, respectively.

(c)
Tax Fees: For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)
All Other Fees: For the registrant’s fiscal years ended September 2016 and September 30, 2015, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)
The registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s audit also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
For the registrant's fiscal years ended September 30, 2016 and September 30, 2015, the aggregate non-audit fees for services billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	Background

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

II.	Policy

The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.          All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.          The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)        A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)        The Operations Unit will determine which client of the Adviser holds the security to which the proxy relates;

(c)        Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material;

(d)        If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.         As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2.         If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3.         With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)        Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)        Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

To be determined by the Adviser.

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures, and any amendments thereto;

2.         A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.         A record of each vote that the Adviser casts;

4.         A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.         A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

John Snowden serves as the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund. Prior to becoming portfolio manager for the Fund in June 2015, Mr. Snowden has been active in setting the strategy along with the Adviser’s Real Estate Securities Division to acquire and manage global REIT investment portfolios. From June 2013 until June 2015, Mr. Snowden served as Managing Director for Resource Real Estate Global Property Securities (Aust.) Pty Ltd (a company that is 75% owned by the Fund's portfolio manager). From February 2010 to April 2013, Mr. Snowden served as Managing Director, Head of Global Equity & Real Estate Securities for AIMS Snowden Global Securities Management PL (“AIMS”), a company founded by Mr. Snowden that specializes in the management of Asian and Australian real estate and equity portfolios. While at AIMS, Mr. Snowden hired and managed several U.S. REIT analysts. From January 2006 to April 2009, Mr. Snowden served as Managing Director, Head of Global Property Securities and Infrastructure for Colonial First State Global Asset Management (“Colonial”), where he was responsible for the setup of U.S. operations and the management of approximately 20 global, Australian, Asian, European and other opportunistic property investment funds. Mr. Snowden was responsible for creating Colonial’s New York City based U.S. operations. From February 1998 to January 2006, Mr. Snowden served in several leadership roles in the real estate and equities investment division of UBS Global Asset Management, reporting directly to that firm’s New York City based Global Head of Real Estate. From November 1989 to January 1998, Mr. Snowden served JPMorgan IM Australia Limited and J.P. Morgan Securities, Inc. as a Vice President with responsibility for investments in real estate, banking and financial institutions, and other industrial sectors, and he worked in their New York City office for two years. Mr. Snowden earned a Bachelor of Laws from the University of New South Wales in Sydney, Australia, and a Master of Laws from the University of Sydney in Sydney, Australia. Mr. Snowden is also a Chartered Financial Analyst (CFA).

As of September 30, 2016, Mr. Snowden owned no Fund shares and did not manage any accounts other than the Fund.

Kate Davis serves as a portfolio manager for the Fund and has served in this capacity since October 2015. Ms. Davis has over a decade of experience in real estate and finance and joined the Adviser in July 2014. From January 2013 until July 2014, Ms. Davis served as Vice President at an affiliate of the Adviser, Resource Capital Corp, where she was responsible for underwriting commercial real estate mortgage loans across all asset classes. From August 2009 until December 2012, Ms. Davis worked in Corporate Finance for Microsoft. During that time, Ms. Davis rose in the ranks to become a Finance Manager with responsibility for a $150 million budget within Microsoft’s IT division. From 2003 to 2008, Ms. Davis was Vice President at Tandem Realty Corp, a real estate private equity firm, overseeing the development and management of commercial office and residential projects. Ms. Davis earned a Bachelor of Science degree in Finance from the University of Illinois at Urbana-Champaign, and a Master of Business Administration degree from the University of Chicago Booth School of Business.

As of September 30, 2016, Ms. Davis owned between $10,001 and $50,000 in Fund shares and did not manage any other accounts in addition to the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	December 8, 2016

By	(Signature and Title)

By:	/s/ Steven R. Saltzman
Steven Saltzman
Treasurer (Principal Financial Officer)

Date:	December 8, 2016